Guarantee	12 Months Ended
Jun. 30, 2019
Guarantees and Product Warranties [Abstract]
GUARANTEE

20.	GUARANTEE

In August 2018, we were a guarantor of a short-term loan with a principal amount of RMB100.0 million between Red Lake Yongjin No.1 (Shenzhen) Investment LLP (a non-performing loan fund we managed) and Tibet Zhuli Investment Co., Ltd., which was controlled by Fanhua Inc. The loan bears interest at 12.0% per annum and the principal and interest have been fully paid back by October 2018.